Commitments And Contingencies	12 Months Ended
Jan. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES
Guarantees
The Company provides certain customers in the ordinary course of business with financial performance guarantees which in certain cases are backed by standby letters of credit or surety bonds, the certain of which are cash collateralized and accounted for as restricted cash and bank time deposits. The Company is only liable for the amounts of those guarantees in the event of its nonperformance, which would permit the customer to exercise the guarantee. As of January 31, 2012 and 2011, the Company believes that it was in compliance with its performance obligations under all contracts for which there is a financial performance guarantee, and that any liabilities arising in connection with these guarantees will not have a material adverse effect on the Company’s consolidated results of operations, financial position or cash flows. The Company also obtained bank guarantees primarily to provide customer assurance relating to the performance of certain obligations required by customer agreements for the guarantee of certain payment obligations. These guarantees, which aggregated $41.2 million as of January 31, 2012, are generally scheduled to be released upon the Company’s performance of specified contract milestones, a majority of which are scheduled to be completed at various dates through January 31, 2013.
Unconditional Purchase Obligations
In the ordinary course of business, the Company enters into certain unconditional purchase obligations, which are agreements to purchase goods or services that are enforceable, legally binding and specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions, and the approximate timing of the transaction. Purchase obligations exclude agreements that are cancelable without penalty. The Company had unconditional purchase obligations of approximately $47.5 million as of January 31, 2012. Of these obligations, approximately $44.5 million are due in the next twelve months and $3.0 million are due in one to three years.

Warranty Liabilities
Warranty liabilities were not significant to the Company as of January 31, 2012 and 2011.
Litigation Overview
Except as disclosed below, the Company does not believe that it is currently party to any other claims, assessments or pending legal action that could reasonably be expected to have a material adverse effect on its business, financial condition or results of operations.
Proceedings Related to CTI’s Special Committee Investigations
Overview
On March 14, 2006, CTI announced the creation of a Special Committee of its Board of Directors (the “Special Committee”) composed of outside directors to review CTI’s historic stock option grant practices and related accounting matters, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed. In November 2006, the Special Committee’s investigation was expanded to other financial and accounting matters, including the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts, the misclassification of certain expenses, the misuse of accounting reserves and the misstatement of backlog. The Special Committee issued its report on January 28, 2008. Following the commencement of the Special Committee’s investigation, CTI, certain of its subsidiaries and some of CTI’s former directors and officers were named as defendants in several class and derivative actions, and CTI commenced direct actions against certain of its former officers and directors.
Petition for Remission of Civil Forfeiture
In July 2006, the U.S. Attorney filed a forfeiture action against certain accounts of Jacob “Kobi” Alexander, CTI’s former Chairman and Chief Executive Officer, that resulted in the United States District Court for the Eastern District entering an order freezing approximately $50.0 million of Mr. Alexander’s assets. In order to ensure that CTI receives the assets in Mr. Alexander’s frozen accounts, in July 2007, CTI filed with the U.S. Attorney a Petition for Remission of Civil Forfeiture requesting remission of any funds forfeited by Mr. Alexander. The United States District Court entered an order on November 30, 2010 directing that the assets in such accounts be liquidated and remitted to CTI. The process of liquidating such assets has been completed and the proceeds from the assets in such accounts have been transferred to a class action settlement fund in conjunction with the settlements of the Direct Actions (as defined below), the consolidated shareholder class action and shareholder derivative actions. The agreement to settle the shareholder class action was approved by the court in which such action was pending on June 23, 2010. The agreement to settle the federal and state derivative actions was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively (see Settlement Agreements below).
Direct Actions
Based on the Special Committee’s findings, CTI commenced litigations against three former executive officers as a result of their misconduct relating to historical stock option grants. On January 16, 2008, CTI commenced an action against Mr. Alexander, its former Chairman and Chief Executive Officer, and William F. Sorin, its former Senior General Counsel and director, in the Supreme Court of the State of New York, captioned Comverse Technology, Inc. v. Alexander et al., No. 08/600142. On January 17, 2008, CTI commenced an action against David Kreinberg, its former Executive Vice President and Chief Financial Officer, in the Superior Court of New Jersey, captioned Comverse Technology, Inc. v. Kreinberg (N.J. Super. Ct.). That action was discontinued and on January 8, 2009, a separate action was commenced against Mr. Kreinberg in the Supreme Court of the State of New York, captioned Comverse Technology, Inc. v. Kreinberg, No. 09/600052. The actions captioned Comverse Technology, Inc. v. Alexander et al. and Comverse Technology, Inc. v. Kreinberg are referred to collectively as the “Direct Actions.” The Direct Actions asserted claims for fraud, breach of fiduciary duty, and unjust enrichment in connection with the defendants’ conduct related to historical stock option grants. As part of the agreement to settle the federal and state derivative actions, which was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively, CTI dismissed the Direct Actions on September 29, 2010 (see Settlement Agreements below).
Shareholder Derivative Actions
Beginning on or about April 11, 2006, several purported shareholder derivative lawsuits were filed in the New York Supreme Court for New York County and in the United States District Court for the Eastern District of New York. The defendants in these actions included certain of CTI’s former directors and officers and a current director and, in the state court action, CTI’s independent registered public accounting firm. CTI was named as a nominal defendant only. The consolidated complaints in both the state and federal actions alleged that the defendants breached certain duties to CTI and that certain former officers and directors were unjustly enriched (and, in the federal action, violated the federal securities laws, specifically Sections 10(b) and 14(a) of the Exchange Act, and Rules 10(b)-5 and 14(a)-9 promulgated thereunder) by, among other things: (i) allowing and participating in an alleged scheme to backdate the grant dates of employee stock options to provide improper benefits to the recipients; (ii) allowing insiders, including certain of the defendants, to profit by trading in CTI's stock while allegedly in possession of material inside information; (iii) failing to oversee properly or implement procedures to detect and prevent the alleged improper practices; (iv) causing CTI to issue allegedly materially false and misleading proxy statements and to file other allegedly false and misleading documents with the SEC; and (v) exposing CTI to civil liability. The complaints sought unspecified damages and various forms of equitable relief.
The state court derivative actions were consolidated into one action captioned, In re Comverse Technology, Inc. Derivative Litigation, No. 601272/2006. On August 7, 2007, the New York Supreme Court dismissed the consolidated state court derivative action, granting CTI’s motion to dismiss. That decision was successfully appealed by the plaintiffs to the Appellate Division of the New York State Supreme Court which, in its decision issued on October 7, 2008, reinstated the action.
The federal court derivative actions were consolidated into one action captioned, In re Comverse Technology, Inc. Derivative Litigation, No. 06-CV-1849. CTI filed a motion to stay that action in deference to the state court proceeding. That motion was denied by the court. On October 16, 2007, CTI filed a motion to dismiss the federal court action based on the plaintiffs’ failure to make a demand on the Board and the state court’s ruling that such a demand was required. On the same date, various individual defendants also filed motions to dismiss the complaint. On April 22, 2008, the court ordered that all dismissal motions would be held in abeyance pending resolution of the appeal of the New York State Supreme Court’s decision in the state court derivative action.
On December 17, 2009, the parties to the shareholder derivative actions entered into an agreement to settle these actions, which settlement was approved by the courts in which the federal and state derivative actions were pending on July 1, 2010 and September 23, 2010, respectively (see Settlement Agreements below). The Company recorded a charge associated with the settlement during the fiscal year ended January 31, 2007.
Shareholder Class Action
Beginning on or about April 19, 2006, class action lawsuits were filed by persons identifying themselves as CTI shareholders, purportedly on behalf of a class of CTI’s shareholders who purchased its publicly traded securities. Two actions were filed in the United States District Court for the Eastern District of New York, and three actions were filed in the United States District Court for the Southern District of New York. On August 28, 2006, the actions pending in the United States District Court for the Southern District of New York were transferred to the United States District Court for the Eastern District of New York. A consolidated amended complaint under the caption In re Comverse Technology, Inc. Sec. Litig., No. 06-CV- 1825, was filed by the court-appointed Lead Plaintiff, Menorah Group, on March 23, 2007. The consolidated amended complaint was brought on behalf of a purported class of CTI shareholders who purchased CTI’s publicly traded securities between April 30, 2001 and November 14, 2006. The complaint named CTI and certain of its former officers and directors as defendants and alleged, among other things, violations of Sections 10(b) and 14(a) of the Exchange Act, Rule 10b-5 promulgated thereunder and Section 20(a) of the Exchange Act in connection with prior statements made by CTI with respect to, among other things, its accounting treatment of stock options. The action sought compensatory damages in an unspecified amount.
The parties to this action entered into a settlement agreement on December 16, 2009, which was amended on June 19, 2010 and approved by the court in which such action was pending on June 23, 2010 (see Settlement Agreements below). The Company recorded a charge associated with the settlement during the fiscal year ended January 31, 2007.
Settlement Agreements
On December 16, 2009 and December 17, 2009, CTI entered into agreements to settle the consolidated shareholder class action and consolidated shareholder derivative actions described above, respectively. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. In connection with such settlements, CTI dismissed its Direct Actions against Messrs. Alexander, Kreinberg and Sorin, who, in turn, dismissed any counterclaims they filed against CTI.
As part of the settlement of the consolidated shareholder class action, as amended, CTI agreed to make payments to a class action settlement fund in the aggregate amount of up to $165.0 million that were paid as follows:

•	$1.0 million that was paid following the signing of the settlement agreement in December 2009;

•	$17.9 million that was paid in July 2010 (representing an agreed $21.5 million payment less a holdback of $3.6 million in respect of the then anticipated Opt-out Credit);

•	$30.0 million that was paid in May 2011;

•	$20.0 million that was paid in October 2011; and

•
$91.3 million (representing the remaining $92.5 million less the amount by which the Opt-out Credit exceeded the holdback described above) that was paid during the fourth quarter of the fiscal year ended January 31, 2012, of which $82.5 million was paid through the issuance of 12,462,236 shares of CTI's common stock and the remainder paid in cash.

Under the terms of the settlement agreement, if CTI received net cash proceeds from the sale of certain ARS held by it in an aggregate amount in excess of $50.0 million, CTI was required to use $50.0 million of such proceeds to prepay the settlement amounts referred to above and, if CTI received net cash proceeds from the sale of such ARS in an aggregate amount in excess of $100.0 million, CTI was required to use an additional $50.0 million of such proceeds to prepay the settlement amounts referred to above. In addition, CTI granted a security interest for the benefit of the plaintiff class in the account in which CTI held its ARS (other than the ARS that were held in an account with UBS) and the proceeds from any sales thereof, restricting CTI’s ability to use the proceeds from sales of such ARS until the amounts payable under the settlement agreement were paid in full. As of January 31, 2011, the Company had $33.4 million of cash received from sales and redemptions of ARS (including interest thereon) to which these provisions of the settlement agreement applied, which were classified in “Restricted cash and bank time deposits” within the consolidated balance sheet. Following the payment by CTI of the remaining amounts payable under the settlement agreement, the security interest for the benefit of the plaintiff class in CTI's account terminated.
In addition, as part of the settlements of the Direct Actions, the consolidated shareholder class action and shareholder derivative actions, Mr. Alexander agreed to pay $60.0 million to CTI to be deposited into the derivative settlement fund and then transferred into the class action settlement fund. All amounts payable by Mr. Alexander have been paid. Also, as part of the settlement of the shareholder derivative actions, Mr. Alexander transferred to CTI shares of Starhome B.V. representing 2.5% of its outstanding share capital.
Pursuant to the amendment, Mr. Alexander agreed to waive certain rights to terminate the settlement and received the right to a credit in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. CTI’s settlement of claims against it in the class action was not contingent upon Mr. Alexander satisfying his payment obligations. Certain other defendants in the Direct Actions and the shareholder derivative actions agreed to pay CTI an aggregate of $1.4 million (of which $0.9 million has been received) and certain former directors relinquished certain outstanding unexercised stock options. As part of the settlement of the shareholder derivative actions, CTI paid, in October 2010, $9.4 million to cover the legal fees and expenses of the plaintiffs. In September 2010, CTI received insurance proceeds of $16.5 million under its directors’ and officers’ insurance policies in connection with the settlements of the shareholder derivative actions and the consolidated shareholder class action.
Under the terms of the settlements, Mr. Alexander and his wife relinquished their claims to the assets in Mr. Alexander’s frozen accounts that were subject to the forfeiture action, and the United States District Court entered an order on November 30, 2010 directing that the assets in such accounts be liquidated and remitted to CTI. The process of liquidating such assets has been completed and the proceeds from the assets in such accounts have been transferred to the class action settlement fund.
The agreement to settle the consolidated shareholder class action, as amended, was approved by the court in which such action was pending on June 23, 2010. The agreement to settle the federal and state derivative actions was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively.
As of January 31, 2011, the Company had accrued liabilities for this matter of $146.2 million. As all amounts due under the settlement of the consolidated shareholder class action were paid during the fiscal year ended January 31, 2012, no liabilities were accrued in respect of this matter as of January 31, 2012.
Opt-Out Plaintiffs’ Action
On September 28, 2010, an action was filed in the United States District Court for the Eastern District of New York under the caption Maverick Fund, L.D.C., et al. v. Comverse Technology, Inc., et al., No. 10-cv-4436. Plaintiffs alleged that they were CTI shareholders who purchased CTI's publicly traded securities in 2005, 2006 and 2007. The plaintiffs, Maverick Fund, L.D.C. and certain affiliated investment funds, opted not to participate in the settlement of the consolidated shareholder class action described above. The complaint named CTI, its former Chief Executive Officer and certain of its former officers and directors as defendants and alleged, among other things, violations of Sections 10(b), 18 and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder, and negligent misrepresentation in connection with prior statements made by CTI with respect to, among other things, its accounting treatment of stock options, other accounting practices at CTI and the timeline for CTI to become current in its periodic reporting obligations. The action sought compensatory damages in an unspecified amount. The Company filed a motion to dismiss the complaint in December 2010, and a hearing on the motion was conducted on March 4, 2011. On July 12, 2011, the Court dismissed the plaintiffs' claims related to their purchase of CTI's securities in 2007 and the claims against Andre Dahan, CTI's former President and Chief Executive Officer, and Avi Aronovitz, CTI's former Interim Chief Financial Officer, and otherwise denied CTI's motion to dismiss. On December 19, 2011, the parties executed a settlement agreement, pursuant to which CTI paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
Israeli Optionholder Class Actions
CTI and certain of its subsidiaries were named as defendants in four potential class action litigations in the State of Israel involving claims to recover damages incurred as a result of purported negligence or breach of contract that allegedly prevented certain current or former employees from exercising certain stock options. The Company intends to vigorously defend these actions.
Two cases were filed in the Tel Aviv District Court against CTI on March 26, 2009, by plaintiffs Katriel (a former Comverse Ltd. employee) and Deutsch (a former Verint Systems Ltd. employee). The Katriel case (Case Number 1334/09) and the Deutsch case (Case Number 1335/09) both seek to approve class actions to recover damages that are claimed to have been incurred as a result of CTI’s negligence in reporting and filing its financial statements, which allegedly prevented the exercise of certain stock options by certain employees and former employees. By stipulation of the parties, on September 30, 2009, the court ordered that these cases, including all claims against CTI in Israel and the motion to approve the class action, be stayed until resolution of the actions pending in the United States regarding stock option accounting, without prejudice to the parties’ ability to investigate and assert the unique facts, claims and defenses in these cases. To date, the stay has not yet been lifted.
Two cases were also filed in the Tel Aviv Labor Court by plaintiffs Katriel and Deutsch, and both seek to approve class actions to recover damages that are claimed to have been incurred as a result of breached employment contracts, which allegedly prevented the exercise by certain employees and former employees of certain CTI and Verint Systems stock options, respectively. The Katriel litigation (Case Number 3444/09) was filed on March 16, 2009, against Comverse Ltd., and the Deutsch litigation (Case Number 4186/09) was filed on March 26, 2009, against Verint Systems Ltd. The Tel Aviv Labor Court has ruled that it lacks jurisdiction, and both cases have been transferred to the Tel Aviv District Court. The Katriel case has been consolidated with the Katriel case filed in the Tel Aviv District Court (Case Number 1334/09) and is subject to the stay discussed above. At the preliminary hearing in the Tel Aviv District Court in October 2011, the Deutsch case was also made subject to the stay discussed above. The Company did not accrue for these matters as the potential loss is currently not probable or reasonably estimable.
SEC Civil Actions
Promptly following the discovery of the errors and improprieties related to CTI's historic stock option grant practices and the creation of the Special Committee, CTI, through the Special Committee and its representatives, met with and informed the staff of the SEC of the underlying facts and the initiation of the Special Committee investigation. In March 2008, CTI received a “Wells Notice” from the staff of the SEC arising out of the SEC's investigation of CTI's historical stock option grant practices and certain unrelated accounting matters. The “Wells Notice” provided notification that the staff of the SEC intended to recommend that the SEC bring civil actions against CTI alleging violations of certain provisions of the federal securities laws.
On June 18, 2009, a settlement between CTI and the SEC with respect to such matters was announced. On that date, the SEC filed a civil action against CTI in the United States District Court for the Eastern District of New York alleging violations of certain provisions of the federal securities laws regarding CTI’s improper backdating of stock options and other accounting practices, including the improper establishment, maintenance, and release of reserves, the reclassification of certain expenses, and the improper calculation of backlog of sales orders. Simultaneous with the filing of the complaint, without admitting or denying the allegations therein, CTI consented to the issuance of a final judgment (the “Final Judgment”) that was approved by the United States District Court for the Eastern District of New York on June 25, 2009. Pursuant to the Final Judgment, CTI is permanently restrained and enjoined from any future violations of the federal securities laws addressed in the complaint and was ordered to become current in its periodic reporting obligations under Section 13(a) of the Exchange Act by no later than February 8, 2010. No monetary penalties were assessed against CTI in conjunction with this settlement. These matters were the result of actions principally taken by senior executives of CTI who were terminated in 2006. CTI, however, was unable to file the requisite periodic reports by February 8, 2010.
As a result of CTI's inability to become current in its periodic reporting obligations under the federal securities laws in accordance with the final judgment and court order by February 8, 2010, CTI received an additional “Wells Notice” from the staff of the SEC on February 4, 2010. The “Wells Notice” provided notification that the staff of the SEC intended to recommend that the SEC institute an administrative proceeding to determine whether, pursuant to Section 12(j) of the Exchange Act, the SEC should suspend or revoke the registration of each class of CTI's securities registered under Section 12 of the Exchange Act. Under the process established by the SEC, recipients of a “Wells Notice” have the opportunity to make a Wells Submission before the staff of the SEC makes a formal recommendation to the SEC regarding what action, if any, should be brought by the SEC. On February 25, 2010, CTI submitted a Wells Submission to the SEC in response to this Wells Notice. On March 23, 2010, the SEC issued an Order Instituting Administrative Proceedings (“OIP”) pursuant to Section 12(j) of the Exchange Act to suspend or revoke the registration of CTI's common stock because, prior to the filing of the Annual Report on Form 10-K for the fiscal years ended January 31, 2009, 2008, 2007 and 2006 with the SEC on October 4, 2010, CTI had not filed an Annual Report on Form 10-K since April 20, 2005 or a Quarterly Report on Form 10-Q since December 12, 2005. On July 22, 2010, the Administrative Law Judge issued an initial decision to revoke the registration of CTI's common stock. The initial decision did not become effective until the SEC issued a final order, which would indicate the date on which sanctions, if any, would take effect. On August 17, 2010, the SEC issued an order granting a petition by CTI for review of the Administrative Law Judge's initial decision to revoke the registration of CTI's common stock and setting forth a briefing schedule under which the final brief was filed on November 1, 2010. On February 17, 2011, the SEC issued an order directing the parties to file additional briefs in the matter and such briefs were filed on March 7, 2011. In May 2011, the SEC granted CTI's motion for oral argument and such argument was scheduled for July 14, 2011.
On July 13, 2011, CTI entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against CTI if CTI filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011).
On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On March 16, 2009, CTI disclosed that the Audit Committee of its Board of Directors was conducting an internal investigation of alleged improper payments made by certain Comverse employees and external sales agents in foreign jurisdictions in connection with the sale of certain products. The Audit Committee found that the conduct at issue did not involve CTI’s current executive officers. The Audit Committee also reviewed Comverse’s other existing and prior arrangements with agents. When the Audit Committee commenced the investigation, CTI voluntarily disclosed to the SEC and the Department of Justice (the "DOJ") these facts and advised that the Audit Committee had initiated an internal investigation and that the Audit Committee would provide the results of its investigation to the agencies. On April 27, 2009, the SEC advised CTI that it was investigating the matter and issued a subpoena to CTI in connection with its investigation. The Audit Committee provided information to, and cooperated fully with, the DOJ and the SEC with respect to its findings of the internal investigation and resulting remedial action.
On April 7, 2011, CTI entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with CTI to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that CTI and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA") by inaccurately recording certain improper payments made from 2003 through 2006 by certain former employees and an external sales agent of Comverse Ltd. or its subsidiaries, in connection with the sale of certain products in foreign jurisdictions.
Under the non-prosecution agreement with the DOJ, CTI paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, CTI paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA.
The Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
Other Legal Proceedings
In addition to the litigation discussed above, the Company is, and in the future, may be involved in various other lawsuits, claims and proceedings incident to the ordinary course of business. The results of litigation are inherently unpredictable. Any claims against the Company, whether meritorious or not, could be time consuming, result in costly litigation, require significant amounts of management time and result in diversion of significant resources. The results of these lawsuits, claims and proceedings cannot be predicted with certainty. However, the Company believes that the ultimate resolution of these current matters will not have a material adverse effect on its consolidated financial statements taken as a whole.

Indemnifications
In the normal course of business, the Company provides indemnifications of varying scopes to customers against claims of intellectual property infringement made by third parties arising from the use of the Company’s products. The Company evaluates its indemnifications for potential losses and in its evaluation considers such factors as the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. Generally, the Company has not encountered significant charges as a result of such indemnification provisions. To the extent permitted under state laws or other applicable laws, the Company has agreements in which it agreed to indemnify its directors and officers for certain events or occurrences while the director or officer is, or was, serving at the Company’s request in such capacity. The indemnification period covers all pertinent events and occurrences during the Company’s director’s or officer’s lifetime. The maximum potential amount of future payments that the Company could be required to make under these indemnification agreements is unlimited; however, the Company has certain director and officer insurance coverage that limits the Company’s exposure and enables the Company to recover a portion of any future amounts paid. The Company is not able to estimate the fair value of these indemnification agreements in excess of applicable insurance coverage, if any.